UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

March 3, 2011	333-139220
Date of Report (Date of earliest event reported)	Commission File Number

GOOD EARTH LAND SALES COMPANY

(Exact name of registrant as specified in its charter)

Florida	20-1993383
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

7217 First Avenue S. St. Petersburg, FL 33707
(Address of Principal Executive Offices) (Zip Code)

(727) 656-3092
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     . Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     . Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     . Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     . Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry Into a Materially Definitive Agreement

On March 3, 2011, we entered into a securities purchase agreement with Tresor Jewellery Group Limited, a BVI company (“Tresor”) pursuant to which, we will sell an aggregate of 19,800,000 shares of our Common Stock, to Tresor for an aggregate purchase price of $385,000.  The transaction contemplated by the securities purchase agreement is scheduled to close on or before March 14, 2011, upon the satisfaction of customary closing conditions, as well as the consummation of a repurchase transaction pursuant to which we will purchase and immediately cancel 1,118,000 shares of our Common Stock from Petie Maguire, our President, Chief Executive Officer and sole director for a purchase price of $385,000.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Exhibit Description

10.1	Securities Purchase Agreement dated March 3, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOOD EARTH LAND SALES COMPANY

March 9, 2011		/s/ PETIE P. MAGUIRE
	Name:	PETIE P. MAGUIRE
	Title:	Chief Executive Officer